UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 15, 2009
TLC Vision Corporation

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-29302	980151150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (905) 602-2020
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 15, 2009 TLC Vision Corporation issued a press release responding to a Food and Drug Administration (FDA) announcement regarding warning letters issued to LASIK facilities.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 — October 15, 2009 Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation
October 16, 2009	By:	/s/ James J. Hyland
		Name:	James J. Hyland
		Title:	VP Investor Relations

Exhibit Index

Exhibit No.	Description
99.1	October 15, 2009 Press Release